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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  June 20, 2001

                              IKON Receivables, LLC
                              ---------------------
             (Exact name of registrant as specified in its charter)


           Delaware                    333-91599                23-2990188
           --------                    ---------                ----------
 (State or Other Jurisdiction      (Commission File          (I.R.S. Employer
       of Incorporation)                Number)             Identification No.)


     Attention: President                                          31208
        1738 Bass Road                                             -----
         P.O. Box 9115                                          (Zip Code)
        Macon, Georgia
 (Address of Principal Executive Offices)


               Registrant's telephone number, including area code
                                 (912) 471-2300
                                 --------------

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                                    No change
                                    ---------
          (Former name or former address, if changed since last report)

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Item 2.    Acquisition or Disposition of Assets
           ------------------------------------

Description of the Notes and the Leases

     IKON Receivables, LLC (the "Registrant" or the "Issuer") has registered $2,000,000,000 in principal amount of Lease-Backed Notes for issuance on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (File No. 333-91599) (as amended, the "Registration Statement").

     Pursuant to the Registration Statement, the Registrant issued $595,200,000 in aggregate principal amount of its Lease-Backed Notes (the "Notes"), on June 28, 2001 (the "Closing Date").

     This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, forms of which were filed as Exhibits to the Registration Statement.

     The Notes were issued pursuant to an Indenture attached hereto as Exhibit
                                                                       -------
4.1, dated as of June 1, 2001, among the Issuer, IOS Capital, Inc., as Servicer
---
and SunTrust Bank, as Trustee.

     The primary assets of the Issuer are a pool of equipment leases (the "Leases"), a security interest in the underlying equipment and other property relating to the Leases, which were transferred to the Issuer on the Closing Date pursuant to the Assignment and Servicing Agreement attached hereto as Exhibit
                                                                      -------
10.1. As of the Closing Date, the Leases had the characteristics described in
----
the Prospectus dated April 28, 2000, the Preliminary Prospectus Supplement previously filed with the Commission on June 20, 2001 pursuant to Rule 424(b)(3) of the Act and the Prospectus Supplement dated June 20, 2001 previously filed with the Commission on June 27, 2001 pursuant to Rule 424(b)(5) of the Act.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits
           ------------------------------------------------------------------

(a)   Not applicable

(b)   Not applicable

(c)   Exhibits:

     1.1 Underwriting Agreement, dated June 20, 2001, among the Issuer, IKON Receivables-1, LLC, IOS Capital, Inc., and Deutsche Banc Alex. Brown Inc. as Representative of the Underwriters.

     3.3 Third Amended and Restated Limited Liability Company Agreement of the Issuer, dated as of November 1, 1999.*

     4.1 Indenture, dated as of June 1, 2001 among the Issuer, SunTrust Bank, as Trustee, and IOS Capital, Inc., as Servicer.

     4.2 Certificate Guaranty Insurance Policy, dated June 28, 2001, issued and delivered by Ambac Assurance Corporation.

     5.1 Opinion of Dewey Ballantine LLP regarding legality of the registered securities.**

     8.1 Opinion of Dewey Ballantine LLP regarding tax matters.**

     10.1 Assignment and Servicing Agreement, dated as of June 1, 2001, among the Issuer, IKON Receivables-1, LLC, and IOS Capital, Inc., as Originator and Servicer.

     10.2 Indemnification Agreement, dated June 28, 2001, among Deutsche Banc Alex. Brown Inc., Banc of America Securities LLC, J.P. Morgan Securities Inc., Lehman Brothers Inc. and PNC Capital Markets, Inc., as Underwriters (the "Underwriters"), and Ambac Assurance Corporation, as Insurer.

     10.3 Insurance and Indemnity Agreement, dated June 28, 2001, among IOS Capital, Inc., as Originator and Servicer, the Issuer, IKON Receivables-1, LLC, and Ambac Assurance Corporation, as Insurer.

     10.4 Schedule to ISDA Master Agreement, between Deutsche Bank AG, New York Branch and the Issuer and Confirmations to the ISDA Master Agreement, between Deutsche Bank AG, New York Branch and the Issuer, each dated as of June 28, 2001.

     23.1 Consent of KPMG LLP regarding references in the Prospectus Supplement to financial statements of Ambac Assurance Corporation, and KPMG's report.***

     25.1 Statement of Eligibility of Indenture Trustee.****

     * Previously filed on Form 8-K with the Securities and Exchange Commission on June 16, 2000.

     ** Previously filed on Form S-3 with the Securities and Exchange Commission on April 28, 2000.

     *** Previously filed on Form 8-K with the Securities and Exchange Commission on June 22, 2001.

     **** Previously filed with the Securities and Exchange Commission on June 25, 2001.

                                       2

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    IKON Receivables, LLC

                                    By: IKON Receivables Funding, Inc.,
                                         its Manager



                                    By: /s/ J.F. Quinn
                                        ----------------------------------
                                        Name:  J.F. Quinn
                                        Title: Treasurer

Dated:  June 13, 2001

                                  EXHIBIT INDEX
                                  -------------

  Exhibit No.     Description
  ----------      -----------
     1.1          Underwriting Agreement, dated June 20, 2001, among the Issuer,
                  IKON Receivables-1, LLC, IOS Capital, Inc., and Deutsche Banc
                  Alex. Brown Inc. as Representative of the Underwriters.

     3.3 Third Amended and Restated Limited Liability Company Agreement of the Issuer, dated as of November 1, 1999.*

     4.1          Indenture,  dated as of June 1, 2001 among the Issuer,
                  SunTrust Bank, as Trustee, and IOS Capital Inc., as Servicer.

     4.2 Certificate Guaranty Insurance Policy, dated June 28, 2001, issued and delivered by Ambac Assurance Corporation.

     5.1 Opinion of Dewey Ballantine LLP regarding legality of the registered securities.**

     8.1          Opinion of Dewey Ballantine LLP regarding tax matters.**

    10.1 Assignment and Servicing Agreement, dated as of June 1, 2001, among the Issuer, IKON Receivables-1, LLC, and
                  IOS Capital, Inc., as Originator and Servicer.

    10.2          Indemnification  Agreement, dated June 28, 2001, among
                  Deutsche Banc Alex. Brown Inc., Banc of America Securities
                  LLC, J.P. Morgan  Securities Inc., Lehman Brothers Inc. and
                  PNC Capital  Markets,  Inc., as Underwriters  (the
                  "Underwriters"), and Ambac Assurance Corporation, as Insurer.

    10.3 Insurance and Indemnity Agreement, dated June 28, 2001, among IOS Capital, Inc., as Originator and Servicer, the
                  Issuer IKON Receivables-1, LLC, and Ambac Assurance
                  Corporation, as Insurer.

    10.4          Schedule to ISDA Master Agreement, between Deutsche Bank AG,
                  New York Branch and the Issuer, and Confirmations to the ISDA
                  Master Agreement, between Deutsche Bank AG, New York Branch and the Issuer, each dated as of June 28, 2001.

    23.1          Consent of KPMG LLP regarding references in the Prospectus
                  Supplement to financial statements of Ambac Assurance
                  Corporation, and KPMG's report.***

    25.1          Statement of Eligibility of Indenture Trustee.****


                  * Previously filed on Form 8-K with the Securities and Exchange Commission on June 16, 2000.

     ** Previously filed on Form S-3 with the Securities and Exchange Commission on April 28, 2000.

     *** Previously filed on Form 8-K with the Securities and Exchange Commission on June 22, 2001.

     **** Previously filed with the Securities and Exchange Commission on June 25, 2001.